

Global Hi-Tech Industries Limited

and

TransTech Services Partners Inc.

Investor Presentation

April 2009

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Non-GAAP Financial Measures

This presentation contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of GHIL.

Additional Information

TransTech and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of TransTech's stockholders to be held to approve the proposed transaction. TransTech's officers and directors are also stockholders of TransTech and have waived their rights to any liquidation distribution TransTech makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if TransTech does not acquire a target business within two years of the date of its initial public offering (the "IPO"), as required by its Certificate of Incorporation, as amended. Interested persons can also read TransTech's preliminary proxy statement filed on Schedule 14A with the SEC on April 6, 2009 and its definitive proxy statement, when it becomes available, as well as TransTech's final IPO prospectus, dated May 23, 2007, as well as periodic reports TransTech filed with the SEC, for more information about TransTech, its officers and directors, and their individual and group security ownership in TransTech, and interests in the successful consummation of the acquisition of GHIL.

TransTech's stockholders and other interested persons are advised to read TransTech's preliminary proxy statement filed on Schedule 14A with the SEC on April 6, 2009 and its definitive proxy statement, when it becomes available, in connection with TransTech's solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of GHIL and periodic reports filed with the SEC, without charge, by visiting the SEC's Internet site at (http://www.sec.gov). Once available, TransTech will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to TransTech.

Table of Contents



1

Transaction Overview

Transaction Overview

Vehicle	**TransTech Services Partners Inc. (TTSP)** **(Special Purpose Acquisition Corporation listed on OTCBB)**
Structure	▪ Initial IPO raised: $ 41.4mn ($ 8.00 per unit: 1 share + 1 warrant) ▪ Outstanding public common shares: 5.175mn
Objective	▪ To acquire an operating company that can benefit from growth capital and cross-border opportunities between the USA and India via merger with public vehicle
Target Global Hi-Tech Industries Limited, India (GHIL)	▪ GHIL operates a state of the art manufacturing steel plant with 100,000 metric tonne (MT) capacity expandable to 300,000 MT catering to the infrastructure sector in India ▪ Potential benefits with backward integration including iron ore mines in the state of Madhya Pradesh, India, an asset for which it awaits a Prospecting License ▪ FY March 2009P: Revenue: $ 46.57mn and EBITDA $ 9.27mn ▪ FY March 2010P: Revenue: $ 69.86mn and EBITDA $ 13.90mn
Acquisition	▪ Acquisition of 51.6% equity stake in GHIL for a cash consideration of $ 4.5mn ▪ Balance 48.4% may be acquired for 1.05mn shares of TTSP before June 2010 based upon fulfillment of certain terms and conditions by GHIL
Key Considerations	▪ Attractive entry Multiple: 59% discount to market based on March 2009 projection ▪ Access to growth capital after the acquisition ▪ Potential for synergistic add on acquisitions for value creation



2

Company Information

Global Hi-Tech Industries Limited

- **State-of-the-art steel manufacturing facility**
  - 138 acre facility: ability to expand on existing footprint
  - Capacity of 100,000 metric tonnes (MT) expandable to 300,000 MT
- **Strategically located in Gujarat (northwest India)**
  - 40 miles to 2 major ports
  - 30 miles to rail access
  - Ready, available and inexpensive local labor pool
- **Key Products and Customers**
  - Structural steel, billets and sponge iron
  - Repeat customer base engaged in long term projects
  - Top 10 customers accounted for 42% of revenue (for 9 months ended December 31, 2008)
- **Strong Governmental Support**
  - Government's committed infrastructure spending
  - Benefit from government tax incentives
- **Servicing the growing Indian infrastructure sector**
  - Airports and seaports, Bridges and tunnels
  - Telecommunication towers and Hotels and stadiums





GHIL Products



Structural Steel

- Finished, high value-added 'long' pieces of steel
- I-beams, H-beams, U-channels, and similar products
- Beams, columns, joists



Billets

- Intermediate stage products later made into structural steel
- Liquid steel is cast into long rectangular bars which are typically 4-8 inches in both height and width, and 10-20 feet in length
- Excess billets currently sold to other steel plants, but as capacity expands will be used 100% internally



Sponge Iron ("DRI")

- High ferrous content material produced in either lump or pellet form
- Alternative to scrap steel
- Excess DRI currently sold to other steel plants, but as capacity expands will be used 100% internally

Advantageous Strategic Location



Plant location

The Company is located:

Plant – Mundra Port	< 30 miles
Plant – Kandla Port	< 40 miles
Plant – Gandhidam Railhead	< 35 miles

* http://www.infoplease.com/atlas/calculate-distance.html


Scale
20 miles
Khavda
Dhori
Rapar
Santalpur
Radhanpur
Bhabhar
Vagdod
Chanasma
Sami
Bechraji
Dasada
Rampura
Viramgam
15
Nakhatrana
Bhuj
natra
Bhachau
8A
Anjar
Gandhidham
Kandla
Maliva
Halvad
Dhrangadhra
Mandvi
Morbi
Lakhtar
Surendranagar
Jodiya
Tankara
Wankaner
Muli
Sayla
Limbdi
Jamnagar
Sika
Paddhari
Chotila
Ranpur

Plant location Nearest ports Nearest railway



3

Indian Steel Industry

Strong Infrastructure Growth

- **Government incentives for infrastructure projects**
  - 6 years of infrastructure spending committed to reach $ 475bn (2007-2012) *
  - Infrastructure spending was 5% of GDP in 2007 and is anticipated to grow to 9% of GDP by 2012 *
- **Projects planned for the next five years will require a vast quantity of steel for:** **
  - **Power generation:** Additional capacity: 70,000 MW
  - **Roadways:** Golden Quadrilateral (6,500 km); rural roads: new (165,244 km), upgrading existing (192,464 km)
  - **Airports:** Modernization of 4 metro and 35 non-metro airports
  - **Ports:** Capacity addition: major ports (485mn MT), minor ports (345mn MT)
  - **Railway Stations:** modernization and redevelopment (21 stations)
- **Wide gap in relative consumption of steel** ***
  - India's per capita steel consumption: 46 kgs.;
  - vis-à-vis USA (426 kgs.), Germany (417 kgs.), world average (150 kgs.)

    (kgs. refers to Kilograms)





* Indian Economic News – Newsletter dated January 2008, from the Embassy of India, Netherlands

** India Brand Equity Foundation, Trade and Economy, Infrastructure, April-June 2008

*** Independent report by Mott MacDonald

Structural Steel: Strong Long-Term Demand

- **GHIL expects to continue selling all of its structural steel output given the forecasted demand for the next 5 years**
  - Demand for structural steel products is expected to grow at average annual rate in India of 8% during 2008-2012, outpacing the growth rate of supply (supply is expected to grow at an average annual rate of 7%)*

Supply / Demand (Figures in mn MT)**

Sponge Iron	Billets	Structural Steel



35
30
25
20
15
10
5
0
40
35
30
25
20
15
10
5
0
8
7
6
5
4
3
2
1
0

Capacity — Demand

** Independent report by Mott MacDonald*
*** MT refers to Metric Tonnes*



4

Strategic Growth Plan

Improve Capacity Utilization and Efficiency

IMPROVE UTILIZATION	SELF POWER GENERATION	CAPTIVE IRON ORE MINE	TRIPLE CAPACITY

Increased investment of upto $ 5mn in working capital to improve capacity utilization

- **Plan to improve plant capacity utilization from 48% to over 80%**
  - Increase raw materials inventories
  - Enable sustained production runs
  - Fund additional accounts receivable
  - Increase higher margin structural steel in product mix
- **Integrating IT systems in the following areas, for process improvement & operating efficiency, thereby lowering unit cost:**
  - plant logistics, energy control, raw material sourcing.
  - an appropriate ERP system to ensure all relevant information is exploited to develop tasks including: quality control, maintenance, production planning, temperature control and optimal usage of energy

Management projects that this investment will increase FY 2013 EBITDA by $ 7.26mn

Planned Self Generation Electrical Power Plant

IMPROVE UTILIZATION	SELF POWER GENERATION	CAPTIVE IRON ORE MINE	TRIPLE CAPACITY

- **15 MW of electrical power generation planned**
  - Two 40 tons/hour waste heat recovery boilers
  - One 40 tons/hour fluidized bed combustion unit
- **Waste heat recovery facility:**
  - Improves the energy efficiency of plant
  - Qualifies plant for Carbon Credits.
- **Captive power plant is projected to lower energy costs by up to 65%**
- **17 months lead time estimated from project inception to power commissioning**
- **Estimated investment requirement: $ 15mn, through a combination of debt & equity, anticipated to be invested within 12 months of closing**

Management projects that this investment will increase EBITDA by an additional $ 8.50mn within 24 months of the investment

Captive Source of Iron Ore

IMPROVE UTILIZATION	SELF POWER GENERATION	CAPTIVE IRON ORE MINE	TRIPLE CAPACITY

- **GHIL has applied for a Prospecting License for iron ore mines in Chhatarpur District in the state of Madhya Pradesh, India (~600km from Gujarat) and awaits regulatory approvals**
  - Average Fe-content estimated at 62%
  - Final mining license is expected in March 2010
- **Reserves may be sufficient to produce up to 20 years of raw material for expanded GHIL operation and potential to generate incremental revenue**
- **Vertical integration to iron ore has 2 major advantages for GHIL:**
  - Enhanced gross margins (projected to reduce iron ore cost by up to 60%)
  - Assured captive supply
  - Use technology for optimal mining process and extraction

Capacity Expansion Program

IMPROVE UTILIZATION	SELF POWER GENERATION	CAPTIVE IRON ORE MINE	TRIPLE CAPACITY

Expansion of manufacturing capacity from 100,000 MT to 300,000 MT, expected to role out in January 2012.

- **The estimated investment requirement is $ 35mn: combination of debt and equity**
  - Sponge Iron Kiln $ 7mn
  - Electric Arc Furnace $ 11mn
  - Rolling Mills $ 10mn
- **Expansion will take place on existing footprint**
  - Brownfield expansion not Greenfield expansion
  - No additional land or power infrastructure required
- **Expected Lead time from inception: 12 months**
  - Including civil works, ordering equipment, commissioning and trial runs

Management projects that this investment will increase EBITDA by an additional $ 30.30mn within 24 months of the investment

Note:
- Assumes that $ 32mn will be available to the combined company at closing of the acquisition and the affirmative vote of 80% TransTech's shareholders
- For projection based capacity expansion, refer to the Appendix

Capacity Utilization

Capacity Utilization (%)



$120
$100
$80
$60
$40
$20
$-
Revenue (USD Mn)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Capacity Utilization (%)
$46.57
$69.86
$83.83
$96.40
FY09 P
FY10 P
FY11 P
FY12 P
FY (March 31)
Revenue
Capacity Utilization (%)

Assumptions:

- Infusion of $ 5.00mn for working capital required to improve capacity utilization
- Capacity utilization to increase from 48% in FY March 2009 to 88% in FY March 2012
- Excludes proposed capacity expansion from 100,000 MT to 300,000 MT, which would not begin until at least 2012

Strong Projected Growth


EBITDA
$ 25
$ 20
$ 15
$ 10
$ 5
$ 0
EBITDA (USD Mn)
25%
20%
15%
10%
5%
0%
EBITDA Margin %
18%
20%
21%
22%
$9.27
$13.90
$17.69
$21.59
FY09 P
FY10 P
FY11 P
FY12 P
Financial Year (March 31)

Assumptions:

- Selling Price of Structural steel: INR 31,000 Per MT
- Selling Price of Sponge Iron: INR 15,000 Per MT
- Capacity utilization to increase from 48% in FY March 2009 to 88% in FY March 2012
- Excludes proposed capacity expansion from 100,000 MT to 300,000 MT, which would not begin until at least 2012
- INR 50 = $ 1 USD

Strong Projected Growth

Revenue and Profit After Tax (PAT) (USD mn)



$120
$100
$80
$60
$40
$20
$-
USD (Mn)
$ 46.57
$ 69.86
$ 83.83
$ 96.40
$ 3.89
$ 5.89
$ 6.43
$ 8.39
FY09P
FY10P
FY11P
FY12P
Financial Year (March 31)
PAT
Revenue

Assumptions:

- Selling Price of Structural steel: INR 31,000 Per MT
- Selling Price of Sponge Iron: INR 15,000 Per MT
- Capacity utilization to increase from 48% in FY March 2009 to 88% in FY March 2012
- Excludes proposed capacity expansion from 100,000 MT to 300,000 MT, which would not begin until at least 2012
- INR 50 = $ 1 USD



5

Deal Analysis

Acquisition Consideration

Majority Acquisition	▪ **51.6% equity stake in GHIL**: $ 4.5mn cash at closing
Minority Acquisition	▪ **Further 15.7% equity stake in GHIL**: $ 3.3mn in cash or 0.55mn shares of TransTech common stock within 12 months of closing ▪ **Balance 32.7% equity stake in GHIL**: Higher of (a) book value of GHIL as on March 31, 2010 or (b) INR 150mn (approximately $ 3.0mn), which will convert to approximately 500,000 new shares of TransTech.
Earn Out Consideration	▪ Additional 1.2mn new shares of TransTech common stock will be issued to certain selling shareholders upon the receipt of final mining license by GHIL to operate an iron-ore mine on or before March 31, 2010. ▪ If Mining License is obtained after March 31, 2010 then certain selling shareholders will be entitled to 0.80mn shares of TransTech common stock. ▪ Up to 1.65mn shares of TransTech and $ 4.95mn in cash for achieving certain Net Income targets over a period of 4 years starting with FY March 2010.

Post Acquisition Board and Management Team

Board Composition of surviving entity in USA

TTSP Representatives

Suresh Rajpal
Chairman of the Board
- Visnova Solutions
- Hewlett Packard

L.M.Singh
Board Member
- TAIB Bank
- PriceWater House Coopers
- Lotus Capital

RC Krishna
Board Member
- Rising Sun Holdings
- Global Medical Staffing
- India Globalization

GHIL Representatives

N. P. Tekriwal
Board Member
- Global Hi-Tech
- Hi-Tech Abrasives
- Ramprasad Textiles

Prakash Rajgarhia
Board Member
- R.B. Chemicals
- Baba Corporation
- Aurovision

Board Composition of Indian subsidiary

- TTSP nominee: 3
- GHIL nominee: 1

Intended Key Management of Indian subsidiary *

Ashwin Belur, CEO
- Goldman Sachs
- ABN AMRO

Dhiren Kothary, CFO
- Quest Profin
- Vinod Dasa & Co
- Ragni Shah Associates

** Subject to TTSP's board approval; Auditor to be appointed by TTSP*

Attractive Valuation

Financial Projections

	2009	2010	2011	2012	2013
			USD Millions		
Revenue	$46.57	$69.86	$83.83	$96.40	$106.04
EBITDA	$9.27	$13.90	$17.69	$21.59	$25.03
Net Income	$3.89	$5.89	$6.43	$8.39	$10.38

Consideration at closing: **$ 4.5 million in cash for a 51.6% equity stake in GHIL**

Consideration for a 51.6% stake	$4.50
Implied 100% equity vale	$8.72
Assumed Debt	$19.00
Implied Enterprise Value	**$27.72**

	2009	2010
Forward Multiple	2.99 x	1.99 x
Current Trading Multiple	7.31 x	
Discount / Premium to Market	**59.08%**	

Assumptions:
- Excludes proposed capacity expansion from 100,000 MT to 300,000 MT, which would not begin until at least 2012
- Capacity utilization to increase from 48% to 88% over the period

EBITDA Growth


EBITDA Break Down
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Net Income (USD mn)
$ 25.03
$8.50
$7.26
$9.27
$ 9.27
$9.27
FY March '09
FY March '13
Financial Year
Captive Power Plant
Capacity Utilization
Existing EBITDA

Note:

- Excludes proposed capacity expansion from 100,000 MT to 300,000 MT, which would not begin until at least 2012
- Excludes iron ore mines
- Includes $ 5mn infusion of working capital
- 1 USD = INR 50.00

Investment Highlights

Market Positioning	▫ **GHIL well poised to capitalize on the high growth infrastructure sector:** a) improve capacity utilization; b) iron ore mines; c) captive power plant
High Growth Industry	▫ **Indian government expected to spend to improve infrastructure:** $ 475bn by 2012 ▫ **Huge potential:** annual per capita consumption of steel: 46kgs, vis-à-vis 426kgs in USA and 417kgs in Germany ▫ **Average GDP growth (2003–2008):** 7.5% per annum ▫ **India's rank in worldwide steel production has moved up to 5 (2003–2008)***
Mining	▫ **Significant upside by converting iron ore prospective license to final mining license**
Long Term Value Creation	▫ **Significant opportunity to create shareholder value by:** ▪ improvements in capacity utilization after closing: infusion of working capital; ▪ enhancing operating efficiency & cost rationalization measures: integrating IT systems & captive power plant; ▪ potential add on synergistic acquisitions.
Transaction Highlights	▫ **Negotiated investment:** 59% discount to market ▫ **Target's management commitment and buy-in** ▫ **Attractive entry multiple:** 1.99x EV/EBITDA on FY March 2010 projections ▫ **Selling Shareholders to invest into GHIL post-closing:** Unsecured Loan: $ 1.0mn repayable on or before June 2012, interest rate 9% p.a. ▫ **Opportunity to create shareholder value by leveraging cross border play**

*http://en.wikipedia.org/wiki/Steel_production_by_country



Appendix

April 2009

EBITDA Growth with Capacity Expansion



EBITDA Break Down
Net Income (USD mn)
$60
$50
$40
$30
$20
$10
$0
$ 9.27
$9.27
$ 55.33
$30.30
$8.50
$7.26
$9.27
1
2
Financial Year
Capacity Expansion
Captive Power Plant
Capacity Utilization
Existing EBITDA

Note:
- Includes proposed capacity expansion from 100,000 MT to 300,000 MT, which would not begin until at least 2012
- Assumes that $ 32mn will be available to the combined company at closing of the acquisition and the affirmative vote of 80% TransTech's shareholders
- $ 5mn infusion of working capital
- 1 USD = INR 50.00

Plant Layout Before Expansion


N
Scale Meters
CENTER LINE OF STATE HIGHWAY
BHUJ
BHACHAU
MAIN GATE
PLANTATION STRIP
PLANTATION
GARDEN
ROAD
FINISHED GOODS (STRUCTURE) STORAGE YARD
PROPOSED ADMINISTRATIVE BLOCK
RAW MATERIAL (IRON ORE) STORAGE YARD
COAL STORAGE SHED
GREEN AREA and RESIDENTIAL
RAW MATERIAL (DOLOMITE) STORAGE YARD
SCRAP YARD
CONCAST
DETAILS OF LAYOUT PLAN
BEFORE EXPANSION
GLOBAL HI TECH INDUSTRIES LTD.
KANAYABEY BHUJ

Plant Layout After Expansion



N
Scale Meters
CENTER LINE OF STATE HIGHWAY
BHUJ
BHACHAU
MAIN GATE
PLANTATION STRIP
RESIDENTIAL AREA
PLANTATION
GARDEN
ROAD
28" ROLLING MILL shed 44m x 150mtr
FINISHED GOODS (STRUCTURE) STORAGE YARD
PROPOSED ADMINISTRATIVE BLOCK
MAIN CASTING BAY
SCRAP YARD
ROAD
RAW MATERIAL (IRON ORE) STORAGE YARD
COAL STORAGE SHED
POWER PLANT
INDUCTION FURNACE SHED CC CAST
SCRAP YARD
GREEN AREA
RESIDENTIAL
RAW MATERIAL (DOLOMITE) STORAGE YARD
OPEN STORAGE YARD/ BONDED HOUSE 1
OPEN STORAGE YARD/ BONDED HOUSE 2
OPEN STORAGE YARD/ BONDED HOUSE 3
DETAILS OF PROPOSED
LAYOUT PLAN AFTER EXPANSION
GLOBAL HI TECH INDUSTRIES LTD.
KANAYABEY BHUJ

Net Income Targets

Fiscal Year ending, March 31st	Low Hurdle Net Income level	High Hurdle Net Income level	Cash Earn Out (USD)	Share Earn Out (Common Stock of TTSP)
2010	$ 4,000,000	$ 6,000,000	$ 900,000	300,000
2011	$ 6,000,000	$ 8,000,000	$ 900,000	300,000
2012	$ 8,000,000	$ 11,000,000	$ 1,350,000	450,000
2013	$ 11,000,000	$ 15,000,000	$ 1,800,000	600,000
Total			**$ 4,950,000**	**1,650,000**

- If the Net Income earned for the applicable fiscal year is less than the Low Hurdle Level for that fiscal year then in that case no earn out consideration will be paid.
- If the Net Income for the applicable fiscal year is more than the High Hurdle Level for that fiscal year then in that case the entire earn out consideration will be paid.
- If the Net Income for the applicable fiscal year is higher than the Low Hurdle Level but lower than the High Hurdle level then in that case the earn-out will be payable on a pro rata basis for the applicable fiscal year.
- If in any Fiscal Year, GHIL does not achieve at least the Low Hurdle, then the Earn-Out Consideration not awarded in that Fiscal Year will be deferred to the following year. Such Non Issued Earn-Out Consideration will be paid if at least the Low Hurdle specified for the respective following year is met.

Market Multiples

Company	Financials (TTM)		Multiple
	Revenue	EBIDTA	EV/EBIDTA
	US$ mn		X
Orissa Sponge Iron And Steel Limited	34.2	6.3	28.11x*
Tata Sponge Iron Ltd.	122.5	47.2	0.91x*
Bihar Sponge Iron Ltd.	47.8	5.1	6.70x
Vikash Metal & Power Ltd.	104.3	7.6	5.03x
Kinsteel Bhd	712.4	75.8	10.38x
Feng Hsin Iron & Steel Co. Ltd.	970.5	96.5	7.11x
Average Multiple			7.31x

Source: Capital IQ, April 20, 2009

* The highest and the lowest multiples have been excluded from the mean calculations



THANK YOU

April 2009